Exhibit 10.17

Assessor Parcel No(s):
01-142-01,
01-143-03

RECORDATION
REQUESTED BY:
GREAT BASIN BANK
OF NEVADA
ELKO OFFICE
487 RAILROAD
STREET
P.O. BOX 2808
ELKO, NV 89801

WHEN RECORDED MAIL
TO:
GREAT BASIN BANK
OF NEVADA
ELKO OFFICE
487 RAILROAD
STREET
P.O. BOX 2808
ELKO, NV 89801

SEND TAX NOTICES TO:
AWI GAMING, INC.
675 GRIER DRIVE
LAS VEGAS, NV
89119-3738	FOR RECORDER’S USE ONLY

DEED OF TRUST

THIS DEED OF TRUST is dated February 21, 2006, among AWI GAMING, INC., a Nevada Corporation (“Grantor”); GREAT BASIN BANK OF NEVADA, whose address is ELKO OFFICE, 487 RAILROAD STREET, P.O. BOX 2808, ELKO, NV 89801 (referred to below sometimes as “Lender” and sometimes as “Beneficiary”); and WESTERN TITLE COMPANY INC, whose address is 401 SOUTH BRIDGE STREET, WINNEMUCCA, NV 89445 (referred to below as “Trustee”).

CONVEYANCE AND GRANT. For valuable consideration, Grantor irrevocably grants, bargains, sells and conveys to Trustee with power of sale for the benefit of Lender as Beneficiary all of Grantor’s right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the “Real Property”) located in PERSHING County, State of Nevada:

See Exhibit A, which is attached to this Deed of Trust and made a part of this Deed of Trust as if fully set forth herein.

The Real Property or its address is commonly known as 1420 CORNELL AVENUE, LOVELOCK, NV 89419. The Real Property tax identification number is 01-142-01, 01-143-03.

Grantor presently, absolutely, and irrevocably assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor’s right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS INCLUDING FUTURE ADVANCES AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GOVERNED IN PART BY NRS 106.300 TO 106.400 AND THEREFORE SECURES FUTURE ADVANCES MADE BY LENDER WHICH ARE EITHER OPTIONAL OR OBLIGATORY. THE MAXIMUM AMOUNT OF ADVANCES SECURED BY THIS DEED OF TRUST IS STATED BELOW UNDER THE DEFINITION OF NOTE, WHICH MAXIMUM MAY INCREASE OR DECREASE FROM TIME TO TIME BY AMENDMENT OF THE NOTE. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Grantor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Grantor’s obligations under the Note, this Deed of Trust, and the Related Documents.

STATUTORY COVENANTS. The following Statutory Covenants are hereby adopted and made a part of this Deed of Trust: Covenants Nos. 1, 3, 4, 5, 6, 7, 8 and 9 of N.R.S. 107.030. The rate of interest after default for Covenant No. 4 shall be 4.000 percentage points over the variable rate index defined in the Note. The percent of counsel fees under Covenant No. 7 shall be ten percent(10%). Except for Covenants Nos. 6, 7, and 8, to the extent any terms of this Deed of Trust are inconsistent with the Statutory Covenants the terms of this Deed of Trust shall control. Covenants 6, 7, and 8 shall control over the express terms of any inconsistent terms of this Deed of Trust.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor’s possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1)

During the period of Grantor’s ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor’s expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Property for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor’s ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender’s acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender’s prior written consent.

Removal of Improvements. Grantor shall not demolish or remove any improvements from the Real Property without Lender’s prior written consent. As a condition to the removal of any improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such improvements with improvements of at least equal value.

Lender’s Right to Enter. Lender and Lender’s agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender’s interests and to inspect the Real Property for purposes of Grantor’s compliance with the terms and conditions of this

Deed of Trust.

Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Duty to Protect. Grantor agrees neither to abandon or leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at Lender’s option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender’s prior written consent, of all or any part of the Real Property, or any interest in the Real Property or any mobile home or manufactured home located on the property whether or not it is legally a part of the real property. A “sale or transfer” means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Nevada law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender’s interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys’ fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic’s lien, materialmen’s lien, or other lien could be asserted on account of the work, services, or materials and the cost exceeds $10,000.00. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 46 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $5,000.00. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender’s security is impaired, Lender may, at Lender’s election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor’s interests may appear.

Grantor’s Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Property or if Grantor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Deed of Trust also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following  provisions relating to ownership  of the Property are a part of this Deed of Trust:

Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor’s title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor’s expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender’s own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws. Grantor warrants that the Property and Grantor’s use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor’s Indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust:

Proceedings. If any proceeding in condemnation is filed. Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys’ fees incurred by Trustee or Lender in connection with the condemnation. Grantor waives any legal or equitable interest in the net proceeds and any right to require any apportionment of the net proceeds of the award. Grantor agrees that Lender is entitled to apply the award in accordance with this paragraph without demonstrating that its security has been impaired.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender’s lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (2) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (3) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Grantor shall take whatever action is requested by Lender to perfect and continue Lender’s security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records. Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender’s designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1)

Grantor’s obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing. Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph. Lender may do so for and in the name of Grantor and at Grantor’s expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor’s attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender’s sole opinion, to accomplish the matters referred to in the preceding paragraph.

EVENTS OF DEFAULT. Each of the following, at Lender’s option, shall constitute an Event of Default under this Deed of Trust:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

Default on Other Payments. Failure of Grantor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Default on Subordinate Indebtedness. Default by Grantor under any subordinate obligation or instrument securing any subordinate obligation or commencement of any suit or other action to foreclose any subordinate lien on the Property.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor’s behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor’s existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any property securing the indebtedness. This includes a garnishment of any of Grantor’s accounts, including deposit accounts, with

Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Right to Cure. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Deed of Trust, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

Foreclosure. With respect to all or any part of the Real Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. Lender shall have the right, without notice to Grantor to take possession of and manage the Property, and, whether or not Lender takes possession, collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender’s costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor’s attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender’s demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender’s option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Notices given by Lender or Trustee under the real property foreclosure proceedings shall be deemed reasonable. Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.

Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all rights to have the Property marshalled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property. The power of sale under this Deed of Trust shall not be exhausted by any one or more sales (or attempts to sell) as to all or any portion of the Real Property remaining unsold, but shall continue unimpaired until all of the Real Property has been sold by exercise of the power of sale and all Indebtedness has been paid in full.

Attorneys’ Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law. Fees and expenses shall include attorneys’ fees that Lender, Trustee, or both incur, if either or both are made parties to any action to enjoin foreclosure or to any legal proceeding that Grantor institutes. The fees and expenses are secured by this Deed of Trust and are recoverable from the Property.

Rights of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Grantor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Grantor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Successor Trustee. Lender, at Lender’s option, may from time to time appoint a successor Trustee to any Trustee appointed under this Deed of Trust by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of PERSHING County, State of Nevada. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of Trustee shall govern to the exclusion of all other provisions for substitution.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Grantor’s residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor’s previous fiscal year in such form and detail as Lender shall require. “Net operating income” shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Governing Law. This Deed of Trust will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Nevada without regard to its conflicts of law provisions. This Deed of Trust has been accepted by Lender in the State of Nevada.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of ELKO County, State of Nevada. (Initial Here [Illegible] )

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Successors and Assigns. Subject to any limitations stated in this Deed of Trust on transfer of Grantor’s interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.

Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Nevada as to all Indebtedness secured by this Deed of Trust.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Deed of Trust. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary. The word “Beneficiary” means GREAT BASIN BANK OF NEVADA, and its successors and assigns.

Borrower. The word “Borrower” means AWI GAMING, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Deed of Trust. The words “Deed of Trust” mean this Deed of Trust among Grantor, Lender, and Trustee.

Default. The word “Default” means the Default set forth in this Deed of Trust in the section titled “Default”.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

Grantor. The word “Grantor” means AWI GAMING, INC..

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements. The word “Improvements” means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word “Indebtedness” means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor’s obligations or expenses incurred by Trustee or Lender to enforce Grantor’s obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

Lender. The word “Lender” means GREAT BASIN BANK OF NEVADA, its successors and assigns.

Note. The word “Note” means the promissory note dated February 21, 2006, in the original principal amount of $1,500,000.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

Personal Property. The words “Personal Property” mean all equipment, fixtures, mobile homes, manufactured homes or modular homes which have not been legally acceded to the real property in accordance with Nevada law, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to or used in the operation of the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

Property. The word “Property” means collectively the Real Property and the Personal Property.

Real Property. The words “Real Property” mean the real property, interests and rights, as further described in this Deed of Trust.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word “Rents” means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

Trustee. The word “Trustee” means WESTERN TITLE COMPANY INC, whose address is 401 SOUTH BRIDGE STREET, WINNEMUCCA, NV 89445 and any substitute or successor trustees.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

AWI GAMING, INC.

By:	/s/ Timothy F. Lockinger
TIMOTHY F LOCKINGER, Director of AWI GAMING, INC.

CORPORATE ACKNOWLEDGMENT

STATE OF	NEVADA	)
) SS
COUNTY OF	CLARK	)

This instrument was acknowledged before me on FEBRUARY 20, 2006 by TIMOTHY F LOCKINGER, Director of AWI GAMING, INC., as designated agent of AWI GAMING, INC..

[SEAL]	/s/ C. T. Lewis
(Signature of notarial officer)

(Seal, if any)	Notary Public in and for State of	Nevada

REQUEST FOR FULL RECONVEYANCE
(To be used only when obligations have been paid in full)

To:	, Trustee

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the Note secured by this Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:

Date:	Beneficiary:
By:
Its:

Exhibit “A”

All that real property situate in the County of Pershing, State of Nevada, described as follows:

PARCEL 1

All that certain piece or parcel of land situate in Pershing County, Nevada, and lying and being in the Northeast 1/4 of the Northwest 1/4 of Section 26, Township 27 North, Range 31 East, M.D.B.&M., and more particularly described as follows:

BEGINNING at a point on the Easterly right-of-way line of U.S. Highway 40 which point is sixty (60) feet of and at right angles to Highway Engineer’s Station “X” 7+54.16 B.C.; said point of beginning further described as bearing South 60° 37’ 20” East a distance of 1,543.93 feet from the Northwest corner of the above described Section 26; thence along said right-of-way line South 10° 25’ 30” West a distance of 282.73 feet; thence leaving said right-of-way line North 59° 13’ 00” East a distance of 298.53 feet; thence North 30° 47° 00” West a distance of 114.39 feet; thence North 79° 34’ 30” West a distance of 149.22 feet more or less to the point of beginning.

PARCEL 2

All that certain piece or parcel of land situate in Pershing County, Nevada, and lying and being in the Northeast 1/4 of the Northwest 1/4 of Section 26, Township 27 North, Range 31 East, M.D.B.&M., and more particularly described as follows:

BEGINNING at a point on the Easterly right-of-way line of U.S. Highway 40 which point is sixty (60) feet right of and at right angles to Highway Engineer’s Station “X” 7+54.16 B.C.; said point of beginning further described as bearing South 60° 27’ 20” East a distance of 1,543.93 feet from the Northwest corner of the above described Section 26; thence from a tangent which bears North 10° 25’ 30” East; curving to the right along said right-of-way line with a radius of 1,740.00 feet through an angle of 11° 27’ 46” an arc distance of 348.11 feet to a point; thence leaving said right-of-way line South 63° 19’ 43” East a distance of 81.16 feet; thence South 63° 24’ 00” East a distance of 320.30 feet to a point on the Westerly side of the 200 foot right-of-way of the Central Pacific Railway; thence South 29° 08’ 00” West a distance of 223 feet along said right-of-way to a point; thence leaving said right-of-way line South 59° 13’ 00” West a distance of 165.00 feet to a point; thence North 30° 47’ 00” West a distance of 114.39 feet; thence North 79° 34’ 30” West a distance of 149.22 feet more or less to the point of beginning

PARCEL 3

All that certain piece or parcel of land situate in Pershing County, Nevada, and lying and being in the Northeast 1/4 of the Northwest 1/4 of Section 26, Township 27 North, Range 31 East, M.D.B.&M., and more particularly described as follows:

BEGINNING at a point on the Northerly boundary of Fourteenth Street, in the Dotta Addition to the City of Lovelock, County of Pershing, State of Nevada, where the Northwest corner of Block 57 in said addition bears South 59° 13’ West 127 feet; thence North 59° 15’ East 358.1 feet to a point on the Westerly 200 foot right-of-way of the Central Pacific Railway; thence South 29° 08’ West a distance of 209.6 feet along said Westerly right-of-way to a point where is the intersection of said Westerly right-of-way with the North Boundary of said Fourteenth Street; thence West 205.7 feet to the point of beginning.

NOTE (NRS 111.312): The above metes and bounds descriptions appeared previously in that certain Deed of Trust, recorded in the office of the County Recorder of Pershing County, Nevada on October 17, 1984, as Document No. 139797, of Official Records.

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,500,000.00	02-21-2006	03-01-2008	7015103	1E / 45		BFM

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Grantor:	AWl GAMING, INC. 675 GRIER DRIVE LAS VEGAS, NV 89119-3738	Lender:	GREAT BASIN BANK OF NEVADA ELKO OFFICE 487 RAILROAD STREET P.O. BOX 2808 ELKO, NV 89801 (775) 753-3800

INSURANCE REQUIREMENTS. Grantor, AWI GAMING, INC. (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	1420 CORNELL AVENUE, LOVELOCK, NV 89419.
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.

Endorsements: Standard mortgagee’s clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.

Comments: GREAT BASIN BANK OF NEVADA TO BE SHOWN AS MORTGAGEE/LOSS PAYEE.
Deductibles: $10,000 /s/ [ILLEGIBLE] TL
Latest Delivery Date: By the loan closing date.

Collateral:	All Furniture, Fixtures, Equipment, and Gaming Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Comments: GREAT BASIN BANK OF NEVADA TO BE SHOWN AS LIEN HOLDER/LOSS PAYEE.
Deductibles: $10,000 /s/ [ILLEGIBLE] TL
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE.  Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 1420 CORNELL AVENUE, LOVELOCK, NV  89419.

The Collateral securing this loan is not currently located in an area identified as having special flood hazards. Therefore, no special flood hazard insurance is necessary at this time. Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Collateral is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program or from private insurers.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

GREAT BASIN BANK INSURANCE CENTER
KESLER ASSOCIATES
P O BOX 4260
NAPA, CA 94558

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of February 21, 2006, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 21, 2006.

GRANTOR:

AWI GAMING, INC.
By:	/s/ Timothy F. Lockinger
TIMOTHY F LOCKINGER, Director of AWI GAMING, INC.

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE:		PHONE

AGENT’S NAME: TO BE OBTAINED
AGENCY:	Marsh USA
ADDRESS:
INSURANCE COMPANY:	Lexington Ins. Co.
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE:	PHONE

AGENT’S NAME: TO BE OBTAINED
AGENCY:
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

2

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	02-21-2006		7015103	1E / 45		BFM

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Grantor:	AWl GAMING, INC. 675 GRIER DRIVE LAS VEGAS, NV 89119-3738	Lender:	GREAT BASIN BANK OF NEVADA ELKO OFFICE 487 RAILROAD STREET P.O. BOX 2808 ELKO, NV 89801 (775) 753-3800

TO: ATTN: TO BE OBTAINED Marsh USA	DATE: February 21, 2006

RE:                              Policy Number(s):
Insurance Companies/Company:

Dear Insurance Agent:

Grantor, AWI GAMING, INC. (“Grantor”) is obtaining a loan from GREAT BASIN BANK OF NEVADA. Please send appropriate evidence of insurance to GREAT BASIN BANK OF NEVADA, together with the requested endorsements, on the following property, which Grantor is giving as security for the loan.

Collateral:	1420 CORNELL AVENUE, LOVELOCK, NV 89419.
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.

Endorsements: Standard mortgagee’s clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer’s liability for failure to give such notice.

Comments: GREAT BASIN BANK OF NEVADA TO BE SHOWN AS MORTGAGEE/LOSS PAYEE.
Deductibles: $10,000 /s/ [Illegible] TL
Latest Delivery Date: By the loan closing date.
Collateral:	All Furniture, Fixtures, Equipment, and Gaming Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
Comments: GREAT BASIN BANK OF NEVADA TO BE SHOWN AS LIEN HOLDER/LOSS PAYEE.
Deductibles: $10.000 /s/ TL
Latest Delivery Date: By the loan closing date.

GRANTOR:

AWI GAMING, INC.

By :  /s/ Timothy F. Lockinger

TIMOTHY F LOCKlNGER, Director of AWI GAMING,
INC.

RETURN TO:

            GREAT BASIN BANK INSURANCE CENTER
            KESLER ASSOCIATES
            P O BOX 4260
            NAPA, CA 94558

Illegible

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,500,000.00	02-21-2006	03-01-2008	7015103	1E / 45		BFM

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	AWI GAMING, INC. 675 GRIER DRIVE LAS VEGAS, NV 89119-3738	Lender:	GREAT BASIN BANK OF NEVADA ELKO OFFICE 487 RAILROAD STREET P.O. BOX 2808 ELKO, NV 89801 (775) 753-3800

LOAN TYPE. This is a Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Corporation for $1,500,000.00 due on March 1, 2008. The reference rate (Prime Rate as published in the Wall Street Journal. When a range of rates is published, the higher of the rates will be used, currently 7.500%) is added to the margin of 2.000%, resulting in an initial rate of 9.500.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

☐ ______ Personal, Family, or Household Purposes or Personal Investment.

☒ ______ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: PURCHASE STURGEONS INN & CASINO, LOVELOCK, NV.

FLOOD INSURANCE. As reflected on Flood Map No. NOT ON MAP dated ____________, for the community of Lovelock City, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,500,000.00 as follows:

Undisbursed Funds:	$1,500,000.00
Note Principal:	$1,500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$32,064.00
$30,000.00 LOAN FEE $16.00 FLOOD CERTIFICATION FEE $1,125.00 ESCROW FEE $923.00 DOCUMENTATION FEE

Other Charges Paid in Cash:	$378.50
$50.00 ALTA EXTENDED LENDERS POLICY $20.00 STATE UCC FILING $40.00 COUNTY UCC FILING $18.50 UCC Search $250.00 RECORDING FEE
Total Charges Paid in Cash:	$32,442.50

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 21, 2006.

BORROWER:

AWI GAMING, INC.

By:	/s/ Timothy F. Lockinger
TIMOTHY F LOCKINGER, Director of AWI GAMING, INC.